EXHIBIT 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2002 (the "Report") by SmartServ Online, Inc. ("Registrant"), each of the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: November 18, 2002

                                 /s/  SEBASTIAN E. CASSETTA
                                ------------------------------------
                                      Sebastian E. Cassetta
                                      Chairman & Chief Executive Officer
                                      Dated:  November 18, 2002


                                /s/  THOMAS W. HALLER
                                ------------------------------------
                                     Thomas W. Haller
                                     Sr. Vice President, Chief Financial Officer
                                     & Treasurer